Exhibit 99.2

ProCap Financial Strengthens Balance Sheet Through Strategic Deleveraging and Share Repurchases

NEW YORK, NY – February 9, 2026 – ProCap Financial, Inc. (Nasdaq: BRR) (“ProCap Financial” or the “Company”), the first publicly traded agentic finance firm, today announced significant balance sheet improvements following the Company’s share repurchases, debt reduction, and continued Bitcoin accumulation.

The Company has executed a comprehensive deleveraging strategy that included repurchasing approximately $135 million of its convertible notes for $119 million today. The Company has repurchased approximately 2% of its outstanding common stock since December 2025. Additionally, ProCap Financial’s treasury operations generated non-dilutive yield that enabled the acquisition of six Bitcoin.

“Our goal is to continue to strengthen our balance sheet and position the Company for long-term success,” said Anthony Pompliano, Chairman and CEO of ProCap Financial. “By deleveraging and repurchasing BRR shares, we’re creating direct value for shareholders through a stronger balance sheet, reduced debt, and increased flexibility to capitalize on market opportunities.”

Key Balance Sheet Highlights:

●	Bitcoin Holdings: 5,007 BTC

●	Cash Position: $72 million

●	Outstanding Convertible Notes: $100 million (reduced from $235 million)

●	Outstanding Shares of Common Stock: 83,422,775

●	mNAV per share: $3.92

●	mNAV: 0.6x

Important Information about mNAV

mNAV equals enterprise value per share to the market value of Bitcoin holders per share.

mNAV per share equals mNAV divided by basic shares outstanding.

About ProCap Financial

ProCap Financial is the first publicly traded agentic finance firm. The Company’s mission is to help independent investors make money. Founded in 2025, the Company raised more than $750 million from leading investors and is traded on Nasdaq under the symbol BRR. Visit www.procapfinancial.com for more information.

IMPORTANT LEGAL INFORMATION

In connection with the proposed transaction by and among ProCap Financial, CFO Silvia, and Silvia Merger Sub, Inc., a Delaware corporation (the “Proposed Transaction”), ProCap Financial plans to file with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement of ProCap Financial (the “Proxy Statement”) in connection with Proposed Transaction. The definitive proxy statement and other relevant documents will be mailed to stockholders of ProCap Financial as of a record date to be established for voting on the Proposed Transaction and other matters as described in the Proxy Statement. ProCap Financial will also file other documents regarding the Proposed Transaction with the SEC. This communication does not contain all of the information that should be considered concerning the Proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF PROCAP FINANCIAL AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH PROCAP FINANCIAL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT PROCAP FINANCIAL, SILVIA AND THE PROPOSED TRANSACTION.

Investors and security holders will also be able to obtain copies of the Proxy Statement and all other documents filed or that will be filed with the SEC by ProCap Financial, without charge, once available, on the SEC’s website at www.sec.gov, or by directing a request to: ProCap Financial Inc. at 600 Lexington Ave., Floor 2, New York, NY 10022.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTION OR ANY RELATED TRANSACTION OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in Solicitation

Silvia, ProCap Financial and their respective directors, executive officers, certain of their shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from ProCap Financial’s stockholders in connection with the Proposed Transaction. A list of the names of such persons, and information regarding their interests in the Proposed Transaction and their ownership of ProCap Financial’s securities are, or will be, contained in ProCap Financial’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of ProCap Financial’s stockholders in connection with the Proposed Transaction is contained in the Proxy Statement. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Silvia or ProCap Financial, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

Certain statements in this press release are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including statements regarding the financial position, business strategy and the plans and objectives of management for our future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “believe,” “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “trend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” “forecast,” “projection,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve significant risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the heading “Risk Factors” set forth in the Company’s proxy statement/prospectus included in Company’s Registration Statement on Form S-4 (File No. 333-290365), initially publicly filed with the SEC on September 18, 2025, as amended, or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Report on Form 10-Q and in our other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this press release in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

This press release is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

MEDIA CONTACT

Erica Chase

press@procapfinancial.com

INVESTOR CONTACT

investors@procapfinancial.com